[CBS Market Watch logo]

CBS MarketWatch - Chicago                        630-579-6994  - Phone
2507 Ryan Court                                  630-579-6995  - Fax
Naperville, IL 60564                             cfischer@marketwatch.com

                             INSERTION ORDER FORM

BILL TO: RCONTEST.com, Inc.                         DATE:  9/9/99
ADVERTISER: RCONTEST.com, Inc.
STREET ADDRESS: 4989 Peachtree Parkway, Suite 222
CITY: Norcross                        State: GA     ZIP: 30092
CONTACT: Michael Dion                               PHONE: 770-246-1337
                                                    FAX: 770-246-1338
NAME OF AD CAMPAIGN: RCONTEST.com, Inc.

START DATE:   10/15/99                             END DATE:  10/15/2000

GUARANTEED IMPRESSIONS:

225,000 CBSMW Network Sidebar Rotation Impressions/Month (2,700,000 CBSMW Sidebar Rotation Impressions Total); 233,333 CBSMW Network - ROS
Impressions/Month (2,799,996 CBSMW Network - ROS Impressions Total)

VALUE ADDED: 62,500 CBSMW Network - ROS Bonus Impressions/Month (759,000 CBSMW Network - ROS Bonus Impressions Total)

URL TO LINK TO:

BILL AMOUNT: $12,500/Month Net; $150,000 Net Total          CPM RATE:

PAYMENT TERMS: Pending Credit Approval
               Thirty days from invoice date (unless otherwise specified) Sixty-day cancellation notice required for campaign termination

PURCHASE ORDER #: E-CF000-40                 SALESPERSON: C. Fischer

DIMENSIONS:

Banner gif must be 468 x 60 pixels (12K maximum file size)
Sidebar: Overall Dimensions: 125 x 315 pixels (To be made up of the following Products) 1. 125 x 125 pixel cube - 4k maximum file size (STATIC ONLY) 2. 200 characters of text

1.  Attach advertiser's Insertion Order or contract (if applicable)

2. For Double Click tracking information/requests please contact Denise Moorehead 415-733-0566.

3. SPECIAL INSTRUCTIONS: E-Mail electronic copy of gif, url, alternate text to traffic@marketwatch.com or call 415-733-0566.

SPECIAL NOTES:

1. The CBSMW Network includes both CBS MarektWatch and the BigCharts.com sites.

2. CBS MarketWatch and CBS agree to not run their own stock contest on the CBSMW site during the course of this campaign. CBSMW does have the right to accept advertising from any other 3rd party that may be interested in promoting/advertising their own stock contest on CBSMW site.

3. UPRICK Consulting will have the first right of refusal on extending their positions, but the pricing of the positions will be renegotiable.

4. On Sidebar Ads, the top and bottom banner have to be the same but the banners can have a different URL link than the actual sidebar ad (125 x 125 cube and 200 characters of text).

5. CBSMW welcomes a press release from RCONTEST.com, Inc. on the nature of this partnership, conditional on CBSMW approving the text of the press release.

/s/ Michael Dion          9/10/99       /s/ Chris Fischer     9/10/99
-----------------        --------       -----------------     --------
Advertiser's Signature    Date          CBS MarketWatch        Date


Please fax back executed copy to (630) 579-6995 (attn: Chris Fischer)